Exhibit 99.7

 Q2 2023 Financial Results Conference Call  May 24, 2023  Photronics, Inc.

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. These certain factors can be found at www.photronics.com/riskfactors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.  5/24/2023  2

 Committed to driving long-term, profitable growth through strategic investments  5/24/2023  3  Q2 2023 Summary  Strong demand trends across markets and regions as design activity remains high  Net income* was $39.9M ($0.65/share); non-GAAP was $32.9M ($0.54/share)  Investing in mainstream IC capacity to capitalize on market growth trends  IC: +7% Q/Q, +15% Y/Y  FPD: +14% Q/Q, +6% Y/Y  Revenue was a record  $229.3M  +9%Q/Q  +12%Y/Y  $82M generated from operating activity  $27M invested in capex  $28M total debt  Cash balance  $367M  $45M  Short-term investments  *Net income attributable to Photronics, Inc. shareholders

 CEO: First Year Observations  Photronics wins with…  A dedicated team laser focused on customer service  Leading edge technology and process know-how to deliver top-quality photomasks  Great market position as the leading photomask merchant  Strong balance sheet to fund growth  that creates differentiatingCore Competencies  5/24/2023  4  Operational Excellence  Commercial Excellence  Technology Leader  Core Values

 Clear Strategy for Sustainable, Long-Term Profitable Growth  5/24/2023  5  Revenue Growth  Win lion’s share of the growth in TAM for IC and FPD  Supplement capacity with point tool investments and targeted expansions  Capitalize on technology leadership in AMOLED to continue improving mix  Leverage global footprint to exploit expansion of “legacy foundry” business  Margin Expansion  Improved pricing environment in high-end and mainstream IC   Optimizing asset tool set to match end-market demand  Increasing benefit from operating leverage  Explore Strategic Partnerships  Long-term Purchase Agreements  Joint-ventures and strategic alliances

 Delivering on Updated Target Model  $M (except EPS)  2021  2022  Q2 2023 LTM  Illustrative FY 24 Target Model   Revenue  $664  $825  $871  $900  $950  $975  Gross Margin  25%  36%  38%  38-40%  40-42%  42-43%  Operating Margin  14%  26%  28%  28-30%  30-32%  32-33%  Operating Cash Flow  $151  $275  $282  $350-375  $365-380  $375-400  Free Cash Flow*  $42  $163  $146  $250-275  $235-280  $275-300  Diluted EPS  $0.89  $1.94  $1.99  $2.35-2.45  $2.50-2.55  $2.60-2.65  5/24/2023  6  *Free Cash Flow is a non-GAAP term; see reconciliation included in this presentation

 Income Statement Summary  GAAP  Non-GAAP1  $M (except EPS)  Q223  Q123  Q222  Q223  Q123  Q222  Revenue   229.3   211.1  204.5  Gross Profit   88.4   76.1  70.2  Gross Margin  38.6%  36.0%  34.3%  Operating Income   67.0   56.0   49.4  Operating Margin  29.2%  26.5%  24.2%  Non-operating income   13.6  (14.4)   8.0  2.9  2.5  0.2  Income tax provision   21.3   12.6   14.4  18.5  17.1  12.5  Minority interest   19.3   15.0   15.6  18.4  17.0  14.1  Net income2   39.9   14.0   27.4  32.9  24.4  23.1  Diluted EPS2   0.65   0.23   0.45  0.54  0.40  0.38  Days in quarter  91  90  91  5/24/2023  7  1See reconciliation included in this presentation 2Net income attributable to Photronics, Inc. shareholders  Margins improved due to volume leverage, sustained better pricing, and improved mix  GAAP Non-operating income primarily consists of unrealized FX gain/loss  Q2 benefitted from a $28M FX tailwind Q/Q  Non-GAAP presentation removes effect of FX gain/loss  Minority interest reflects strong net income of IC JVs in Taiwan and China

 $M  Q223  Q123  Q/Q  Q222  Y/Y  High-End*  $ 43.9  $ 48.0  (9%)  $ 51.4  (14%)  Mainstream  $ 123.1  $ 108.6  13%  $ 94.4  30%  Total  $ 167.1  $ 156.6  7%  $145.8  15%  IC Photomask Revenue  5/24/2023  High-end decreased on lower foundry/logic demand in Asia  Mainstream demand resumed at a high level during the quarter  Outlook  New designs by customers to gain market share and support technology roadmap contributed to improved high-end orders toward end of the quarter  Regionalization driving investments for global chip capacity  ASPs continue to expand, reflecting the demand/supply balance  *28nm and smaller  Note: Totals may differ due to rounding  8

 FPD Photomask Revenue  5/24/2023  High-end grew as mobile display sustained high AMOLED demand  Mainstream expanded with additional write capacity.  Outlook  Technology development drives demand for higher-value masks  Mobile demand is expected continue strong with rollout of new designs  *≥G10.5, AMOLED and LTPS Note: Totals may differ due to rounding.  $M  Q223  Q123  Q/Q  Q222  Y/Y  High-End*  $ 51.9  $ 45.7  14%  $ 46.6  11%  Mainstream  $ 10.4  $ 8.8  18%  $ 12.1  (14%)  Total  $ 62.3  $ 54.5  14%  $ 58.7  6%  9

 Select Financial Data  $M  Q223  Q123  Q222  Cash  $ 367  $ 335  $ 329  Short-term Investments  $ 45  $ 39  -  Debt  $ 28  $ 34  $ 83  Net Cash*  $ 339  $ 301  $ 247  Operating Cash Flow  $ 82  $ 28  $ 44  Capital Expenditures  $ 27  $ 31  $ 16  Continued strong operating cash flow from income generation and working capital management  Debt primarily comprised of US equipment leases  Capex targets growth in IC capacity & facility expansion  Balance sheet resilient to economic contraction and able to fund investments, share repurchases, and strategic opportunities  5/24/2023  10  *Net cash defined is a non-GAAP term; see reconciliation included in this presentation

 Q3 2023 Guidance   Revenue ($M)  $224 - $234  Operating Margin  28% - 30%  Taxes ($M)  $15 - $17  Diluted non-GAAP EPS  $0.48 - $0.54  Diluted Shares (M)  ~61  Full-year Capex (M)  ~$130  Incorporation of chips in IoT, 5G, Crypto and consumer products   New designs to capture market share  Advanced display technologies  Outlook clouded by geopolitical uncertainty, macro-economic headwinds and supply chain challenges  Driving margin expansion and cash flows to achieve long-term target model  5/24/2023  11

 For Additional Information:  Please contact  John P. Jordan  Executive Vice President & CFO  203.740.5671  jjordan@photronics.com   Thank you for your interest!

 Appendix

 Total Revenue ($M)  5/24/2023  14  IC  FPD  Total may differ due to rounding

 IC Photomask Revenue ($M)  5/24/2023  15  Mainstream  High-End  High-End: 28nm and smaller; Total may differ due to rounding

 FPD Photomask Revenue ($M)  5/24/2023  16  Mainstream  High-End  High-End: ≥G10.5, AMOLED and LTPS; Total may differ due to rounding

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP earnings per share, Free Cash Flow, LTM Free Cash Flow, and Net Cash are "non-GAAP financial measures" as such term is defined by the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our future on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not intended to represent funds available for our discretionary use and are not intended to represent, or be used as a substitute for, gross profit, operating income, net income, cash and cash equivalents, or cash flows from operations, as measured under GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated balance sheets and statement of cash flows and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following pages.   5/24/2023  17

 Non-GAAP Financial Measures  5/24/2023  18

 Non-GAAP Financial Measures  5/24/2023  19